                                                                               .
                                                                               .
                                                                               .
                                                                    EXHIBIT 21.1


                         SUBSIDIARIES OF THE REGISTRANT


Holbrook Limited                        (Hong Kong)
Phillipsburg Limited                    (Hong Kong)
Ugg Holdings, Inc.                      (California)
Deckers Europe B.V.                     (The Netherlands)
